Exhibit 10.7

EXECUTED COPY

AMENDMENT NO. 5 TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 23,2010 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11,2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14,2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30,2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20,2008, that certain Amendment No. 3 and Authorization, dated as of January 22,2009, and that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18,2009, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects and the Lenders agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.             AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 3 below, effective as of the date hereof, the Existing Credit Agreement shall be amended in the manner set forth below:

a.             The defined term “Excess Cash Flow” in Article 9 (Definitions) of the Existing Credit Agreement shall be amended by inserting the following sentence at the end thereof:

“For the sake of clarity, ECF Prepayments made pursuant to Subsection 1.7.2(b) (Mandatory Prepayment; Excess Cash Flow) (other than any excess treated as a voluntary prepayment pursuant to the terms of said Subsection

1.7.2(b)) shall not be deemed to be voluntary prepayments for purposes of this definition, but shall instead be treated as a mandatory prepayment.”

b.             Subsection 1.7.2 (Mandatory Prepayments; Excess Cash Flow) is hereby amended by adding “(a)” before the existing language in such subsection and adding the following language as a new clause (b) of such subsection:

“(b)     The Borrower may, in the fourth quarter of any subject fiscal year and at any time thereafter until the audited financial statements are required to be delivered pursuant to Subsection 5.1.3 (Delivery of Annual Financial Statements) in respect of such subject fiscal year, (i) deliver to the Agent, a written statement, certified by the Chief Executive Officer or the Chief Financial Officer, calculating its estimated Excess Cash Flow payment to be made in respect of the subject fiscal year pursuant to Subsection 1.7.2(a), and (ii) make a prepayment of any or all of such estimated Excess Cash Flow payment prior to the date that such audited financial statements are required to be delivered in respect of the subject fiscal year (the “ECF Prepayment”).  The amount of any ECF Prepayment shall serve to reduce the amount of the Excess Cash Flow payment due in respect of the subject fiscal year.  If, however, the ECF Prepayment is in excess of the actual amount due under Subsection 1.7.2(a) in respect of the subject fiscal year, any excess shall be retained by the Lenders as a voluntary prepayment in the fiscal year in which the payment is actually made.”

2.             REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

a.             As of the date hereof, after giving effect to the amendments contained herein, no Default or Event of Default has occurred and is continuing;

b.             Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

c.             The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;

d.             No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution,

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delivery and/or performance of this Amendment and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 3, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof

e.             All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

3.             EFFECTIVENESS.  The amendments to the Existing Credit Agreement set forth herein shall become effective, as of the date hereof, immediately upon the last to occur of the following:

a.             The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders;

b.             The Agent shall have received payment by Borrower of all invoiced out- of-pocket fees, costs, expenses and other amounts required to be paid by Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (a) above are satisfied;

c.             The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (a) are satisfied.

4.             MISCELLANEOUS.

a.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

b.             Ratification.  Except as expressly set forth herein, no amendment to any Loan Document is intended hereby.  The Existing Credit Agreement, as amended by this Amendment and the other Loan Documents (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

c.             Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all

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reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

d.             Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

e.             References.  From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By:	/s/ Robert L. Bilger
	Name:	Robert L. Bilger
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
STAR CARRIERS, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary,
on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

NESL BUFFALO HOLDINGS, INC.
2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

PNC BANK, N.A.

By:	/s/ William P. Herold
	Name:	William P. Herold
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle
	Name:	Lawrence C. Deihle
	Title:	SVP

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

SOVEREIGN BANK

By:	/s/ Zerick D. Cook
	Name:	Zerick D. Cook
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Benjamin Ditson
	Name:	Benjamin Ditson
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

KEY BANK N.A.

By:	/s/ Mark F. Wachowiak
	Name:	Mark F. Wachowiak
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

FULTON BANK

By:	/s/ James J. Dougherty
	Name:	James J. Dougherty
	Title:	VP — Relationship Manager

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

S&T BANK

By:	/s/ Michael J. Settimio
	Name:	Michael J. Settimio
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

HSBC BANK USA, National Association

By:	/s/ Frank M. Eassa
	Name:	Frank M. Eassa
	Title:	AVP, Commercial Banking

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

FIFTH THIRD BANK

By:	/s/ Joe Hynds
	Name:	Joe Hynds
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

FIRSTMERIT BANK, N.A., as Lender

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

SANDY SPRING BANK

By:	/s/ Frieda M. A. McWilliams
	Name:	Frieda M. A. McWilliams
	Title:	Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

HUNTINGTON BANK

By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	AVP

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Nicholas B. Gates
	Name:	Nicholas B. Gates
	Title:	AVP

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris
	Name:	Paul J. Oris
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager
OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager
OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager
OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC
as Manager
OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager
OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager
HAMLET II, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Senior Director

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

AMMC CLO III, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

AMMC CLO V, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

AMMC CLO VI, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature Page to Amendment No .5 to Second Amended and Restated Credit Agreement]